SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): NOVEMBER 1, 2001



                          AMERICAN MEDICAL ALERT CORP.
             (Exact name of registrant as specified in its charter)


           NEW YORK              333-54992                 11-2571221
(State or other jurisdiction    (Commission)   (IRS Employer Identification No.)
      of incorporation)         File Number


3265 LAWSON BOULEVARD, OCEANSIDE, NEW YORK                            11572
 (Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (516) 536-5850



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On November 5, 2001, American Medical Alert Corp., a New York corporation (the "Company"), issued a press release announcing an exclusive strategic alliance agreement with Health Hero Network, Inc.

         A copy of the press release, which is incorporated by reference herein and made part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (A)      NOT APPLICABLE.
        (B)      NOT APPLICABLE.
        (C)      EXHIBITS.

   Exhibit
     No.                                     Description
     ---                                     -----------

        99.1 Press Release of the Company dated November 5, 2001 announcing an exclusive strategic alliance agreement with Health Hero Network, Inc.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 5, 2001

                                              AMERICAN MEDICAL ALERT CORP.


                                              By: /s/ Jack Rhian
                                                  ------------------------------
                                                  Name: Jack Rhian
                                                  Title: Chief Operating Officer

                                  EXHIBIT INDEX
                                  -------------

    Exhibit
      No.                        Description                              Page
     ----                        -----------                              ----

     99.1 Press Release of the Company dated November 5, 2001 announcing an exclusive strategic alliance agreement with Health Hero Network, Inc.